SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2004

SANDERSON FARMS, INC.

(Exact name of registrant as specified in its charter)

Mississippi	1-14977	64-0615843

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 N. 13th Avenue P.O. Box 988 Laurel, Mississippi	39440

(Address of principal executive offices)	(Zip Code)

(601) 649-4030

(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-3 BYLAWS OF THE REGISTRANT
EX-10 BONUS AWARD PROGRAM

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On December 2, 2004, upon the recommendation of the Compensation Committee of the Registrant’s Board of Directors, the Board adopted a Bonus Award Program for the Registrant’s salaried employees and accounting trainees effective November 1, 2004. If the Registrant meets net income per share and minimum return on average stockholders equity goals for the fiscal year ended October 31, 2005, the program provides for the award of bonuses to eligible participants equal to a percentage of their base salary. The total award a participant can receive has two components: a percentage based on the Registrant’s earnings per share, and a percentage based on the Registrant’s operational performance. The fiscal 2005 program is identical to the program that was in effect for fiscal 2004, which was filed as Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2004, except that: (i) the maximum percentage of base salary that can be earned under the program by the Registrant’s President and Chief Operating Officer and Treasurer and Chief Financial Officer was increased from 70% to 100%; and (ii) the Board increased the objectives that determine the percentage of an employee’s bonus that is dependent on earnings per share for the year.

A copy of the Bonus Award Program is filed herewith as Exhibit 10.

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)	Effective December 2, 2004, the Registrant’s Board of Directors amended the Registrant’s Bylaws to reflect that the compensation of the Registrant’s executive officers is determined by the Board, and to make certain technical and conforming changes. A complete copy of the Bylaws, as amended, is filed herewith as Exhibit 3.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) The following exhibits are filed with this Current Report:

Exhibit No.	Description
3	Bylaws of the Registrant, as amended on December 2, 2004.

10	Sanderson Farms, Inc. Bonus Award Program effective November 1, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDERSON FARMS, INC. (Registrant)
Date: December 8, 2004	By:	/s/ D. Michael Cockrell
D. Michael Cockrell
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3	Bylaws of the Registrant, as amended on December 2, 2004.

10	Sanderson Farms, Inc. Bonus Award Program effective November 1, 2004.